                                                                    Exhibit 99.1

                         Form 3 Joint Filer Information

Name:                                   Kennedy Lewis Capital Partners Master
                                        Fund LP

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      04/01/2021

Name:                                   Kennedy Lewis GP LLC

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      04/01/2021

Name:                                   Kennedy Lewis Investment Holdings LLC

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      04/01/2021

Name:                                   Kennedy Lewis Capital Partners Master
                                        Fund II LP

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      04/01/2021

Name:                                   Kennedy Lewis GP II LLC

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      04/01/2021

Name:                                   Kennedy Lewis Investment Holdings II
                                        LLC

Address:                                111 West 33rd Street, Suite 1910
                                        New York, NY 10120

Date of Event Requiring Statement:      04/01/2021